EXHIBIT 31.2

Certification by the Chief Financial Officer Pursuant

to Section 302 of the Sarbanes-Oxley Act of 2002

I, Mark A. Hess, certify that:

1. I have reviewed this Annual Report on Form 10-K/A of ENGlobal Corporation;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 25, 2019	/s/ Mark A. Hess
Mark A. Hess
Chief Financial Officer